                                                                    EXHIBIT 99.2


                            LAMAR ADVERTISING COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

       The following sets forth unaudited pro forma condensed consolidated financial information for the Company. The unaudited pro forma condensed consolidated statements of earnings for the year ended October 31, 1996 and for the six month period ended June 30, 1997 give effect to (i) the acquisitions of FKM Advertising Co., Inc. ("FKM"), Outdoor East, L.P. ("Outdoor East") and Penn Advertising, Inc. ("Penn") (the "Recent Acquisitions"), (ii) the Company's initial public equity offering in August 1996 (the "IPO") and the application of the net proceeds therefrom, (iii) the Company's November 1996 public offerings of 2,530,000 shares of Class A Common Stock and $255 million of 9.625% Senior Subordinated Notes due 2006 (the "1996 Notes") and the application of the net proceeds therefrom, (iv) the tender offer that retired in November 1996 approximately $98.8 million of the $100 million outstanding 11% Senior Secured Notes due 2003 (the "Transactions"), (v) the 3M Acquisition and (vi) the issuance in September 1997 (the "1997 Note Offering") of $200 million of 8.625% Senior Subordinated Notes due 2007 (the "1997 Notes"), as if each had occurred on November 1, 1995.

       For purposes of the pro forma financial information (i) the statement of earnings (loss) of the Company for its fiscal year ended October 31, 1996 has been combined with the statements of earnings of Outdoor East and FKM for the twelve months ended September 30, 1996, the statement of earnings of Penn for its fiscal year ended December 31, 1996 and the statement of revenues and direct expenses for the assets acquired in the 3M Acquisition for the twelve month period ended December 31, 1996, (ii) the statement of earnings of the Company for the six months ended June 30, 1997 has been combined with the statement of earnings of Penn for the three months ended March 31, 1997 (the period prior to the acquisition) and the statement of revenues and direct expenses for the assets acquired in the 3M Acquisition for the six month period ended June 30, 1997 and (iii) the balance sheet of the Company as of June 30, 1997 has been combined with the statement of assets acquired and liabilities assumed in the 3M Acquisition and the application of net proceeds of the 1997 Note Offering.

       The unaudited pro forma condensed consolidated financial statements give effect to the Recent Acquisitions and the 3M Acquisition under the purchase method of accounting.

       The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma data are not designed to represent and do not represent what the Company's results of operations or financial position would have been had the aforementioned transactions been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto.

                            LAMAR ADVERTISING COMPANY
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                           YEAR ENDED OCTOBER 31, 1996
                  (dollars in thousands, except per share data)

                                                                                          RECENT
                                                                                       ACQUISITIONS
                                                       IPO AND THE         ------------------------------------    ACQUISITION
                                            LAMAR      TRANSACTIONS          PENN          FKM         O/D EAST    ADJUSTMENTS
                                         ----------    ------------        ---------   ------------    --------    -----------
Revenues
Outdoor advertising, net                 $  119,900     $                $  32,814     $   7,376      $  12,142    $  (3,405)(4)
Other income                                    702                             47           109            100         (209)(4)(5)
                                         ----------     ---------        ---------     ---------      ---------    ---------
                                            120,602             0           32,861         7,485         12,242       (3,614)
                                         ----------     ---------        ---------     ---------      ---------    ---------

Direct advertising expenses                  41,184                          9,575         2,214          3,942        2,671 (4)(6)
General and administrative expenses          29,466                         10,730         1,632          3,510       (6,768)(4)(6)
Depreciation and Amortization                15,549           125 (1)        3,221         2,453          2,941        8,398 (7)
                                         ----------     ---------        ---------     ---------      ---------    ---------
                                             86,199           125           23,526         6,299         10,393        4,301
                                         ----------     ---------        ---------     ---------      ---------    ---------
Operating income                             34,403          (125)           9,335         1,186          1,849       (7,915)
                                         ----------     ---------        ---------     ---------      ---------    ---------
Other expense (income)
Interest income                                (240)                                           0                         (24)(4)
Interest expense                             15,441        11,740 (2)(3)     4,360         1,965          2,672       (5,450)(8)
Loss on disposition of assets                 1,012                              0             4                         281 (4)
Other expenses                                  242                          1,064            10            985       (1,780)(4)(11)
                                         ----------     ---------        ---------     ---------      ---------    ---------
                                             16,455        11,740            5,424         1,979          3,657       (6,973)
                                         ----------     ---------        ---------     ---------      ---------    ---------

Earnings (loss) before income taxes          17,948       (11,865)           3,911          (793)        (1,808)        (942)

Income tax expense (benefit)                  7,099        (4,746)(12)       1,117          (157)             0        1,339 (12)
                                         ----------     ---------        ---------     ---------      ---------    ---------
Net earnings (loss)                      $   10,849     $  (7,119)       $   2,794     $    (636)     $  (1,808)   $  (2,281)
                                                        =========        =========     =========      =========    =========
Preferred stock dividends                       365
                                         ----------
Net earnings (loss) applicable to
    common stock                         $   10,484
                                         ==========

Net earnings (loss)  per common share         $0.38
                                         ==========

Weighted average number of shares
    outstanding                          27,562,564     5,843,543
                                         ==========     =========


                                                                                        PRO FORMA
                                                                          3M            COMBINED       ADJUSTMENTS      PRO FORMA
                                          PRO FORMA                   ACQUISITION      AS ADJUSTED    FOR 1997 NOTE      COMBINED
                                           COMBINED         3M        ADJUSTMENTS        FOR 3M         OFFERING       AS ADJUSTED
                                          ----------     ---------    -----------      -----------    -------------   ------------
Revenues
Outdoor advertising, net                  $  168,827     $  23,303     $               $  192,130      $               $  192,130
Other income                                     749                                          749                             749
                                          ----------     ---------     ---------       ----------      ---------       ----------
                                             169,576        23,303             0          192,879              0          192,879
                                          ----------     ---------     ---------       ----------      ---------       ----------
Direct advertising expenses                   59,586        16,038        (3,271)(15)      72,353                          72,353
General and administrative expenses           38,570         1,389        (1,389)(15)      38,570                          38,570
Depreciation and Amortization                 32,687         1,333         7,701 (16)      41,721            525 (10)      42,246
                                          ----------     ---------     ---------       ----------      ---------       ----------
                                             130,843        18,760         3,041          152,644            525          153,169
                                          ----------     ---------     ---------       ----------      ---------       ----------
Operating income                              38,733         4,543        (3,041)          40,235           (525)          39,710
                                          ----------     ---------     ---------       ----------      ---------       ----------
Other expense (income)
Interest income                                 (264)                                        (264)                           (264)
Interest expense                              30,728                       8,550 (17)      39,278          5,251 (9)       44,529
Loss on disposition of assets                  1,297                                        1,297                           1,297
Other expenses                                   521                                          521                             521
                                          ----------     ---------     ---------       ----------      ---------       ----------
                                              32,282             0         8,550           40,832          5,251           46,083
                                          ----------     ---------     ---------       ----------      ---------       ----------

Earnings (loss) before income taxes            6,451         4,543       (11,591)            (597)        (5,776)          (6,373)

Income tax expense (benefit)                   4,652                      (2,819)(12)       1,832         (2,310)(12)        (478)
                                          ----------     ---------     ---------       ----------      ---------       ----------
Net earnings (loss)                       $    1,799     $   4,543     $  (8,772)      $   (2,429)     $  (3,466)      $   (5,895)
                                                         =========     =========                       =========
Preferred stock dividends                        365                                          365                             365
                                          ----------                                   ----------                      ----------
Net earnings (loss) applicable to
    common stock                          $    1,434                                   $   (2,794)                     $   (6,260)
                                          ==========                                   ==========                      ==========

Net earnings (loss)  per common share     $     0.04                                   $    (0.08)                     $    (0.19)
                                          ==========                                   ==========                      ==========

Weighted average number of shares
    outstanding                           33,406,107                                   33,406,107                      33,406,107
                                          ==========                                   ==========                      ==========


                            LAMAR ADVERTISING COMPANY
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                         SIX MONTHS ENDED JUNE 30, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    ACQUISITION          PRO FORMA
                                             LAMAR        PENN      ADJUSTMENTS          COMBINED         3M
                                          ----------   ----------   -----------         ----------    ----------
Revenues
Outdoor advertising, net                  $   87,644   $    6,480   $     (639)(4)      $   93,485    $   10,560
Other income                                     311           20           (4)(4)             327
                                          ----------   ----------   ----------          ----------    ----------
                                              87,955        6,500         (643)             93,812        10,560
                                          ----------   ----------   ----------          ----------    ----------

Direct advertising expenses                   28,950        2,412          488 (4)(6)       31,850         7,364
General and administrative expenses           20,081        2,240       (1,195)(4)(6)       21,126           533
Depreciation and Amortization                 17,727          727        1,709 (7)          20,163           738
                                          ----------   ----------   ----------          ----------    ----------
                                              66,758        5,379        1,002              73,139         8,635
                                          ----------   ----------   ----------          ----------    ----------
Operating income                              21,197        1,121       (1,645)             20,673         1,925
                                          ----------   ----------   ----------          ----------    ----------
Other expense (income)
Interest income                               (1,421)                    1,045 (4)(13)        (376)
Interest expense                              15,404          976          (93)(8)          16,287
Loss on disposition of assets                    742            0            3 (4)             745
Other expenses                                   177          287         (287)(4)             177
                                          ----------   ----------   ----------          ----------    ----------
                                              14,902        1,263          668              16,833             0
                                          ----------   ----------   ----------          ----------    ----------

Earnings (loss) before income taxes            6,295         (142)      (2,313)              3,840         1,925

Income tax expense (benefit)                   3,414          (50)        (483)(12)          2,881
                                          ----------   ----------   ----------          ----------    ----------
Net earnings (loss)                       $    2,881   $      (92)  $   (1,830)         $      959    $    1,925
                                                       ==========   ==========                        ==========
Preferred stock dividends                        274                                           274
                                          ----------                                    ----------
Net earnings (loss) applicable to
   common stock                           $    2,607                                    $      685
                                          ==========                                    ==========
Net earnings (loss) per common share      $     0.08                                    $     0.02
                                          ==========                                    ==========
Weighted average number of shares
   outstanding                            31,840,641                                    31,840,641
                                          ==========                                    ==========



                                                           PRO FORMA
                                              3M           COMBINED      ADJUSTMENTS        PRO FORMA
                                          ACQUISITION     AS ADJUSTED   FOR 1997 NOTE       COMBINED
                                          ADJUSTMENTS       FOR 3M         OFFERING        AS ADJUSTED
                                          ----------      -----------    -----------       -----------
Revenues
Outdoor advertising, net                  $                $  104,045     $                 $ 104,045
Other income                                                      327                             327
                                          ----------       ----------     ----------        ---------
                                                   0          104,372              0          104,372
                                          ----------       ----------     ----------        ---------
Direct advertising expenses                   (1,539)(15)      37,675                          37,675
General and administrative expenses             (533)(15)      21,126                          21,126
Depreciation and Amortization                  3,817 (16)      24,718            262 (10)      24,980
                                          ----------       ----------     ----------        ---------
                                               1,745           83,519            262           83,781
                                          ----------       ----------     ----------        ---------
Operating income                              (1,745)          20,853           (262)          20,591
                                          ----------       ----------     ----------        ---------
Other expense (income)
Interest income                                                  (376)                           (376)
Interest expense                               4,275 (17)      20,562          1,770 (9)       22,332
Loss on disposition of assets                                     745                             745
Other expenses                                                    177                             177
                                          ----------       ----------     ----------        ---------
                                               4,275           21,108          1,770           22,878
                                          ----------       ----------     ----------        ---------

Earnings (loss) before income taxes           (6,020)            (255)        (2,032)          (2,287)

Income tax expense (benefit)                  (1,638)(12)       1,243           (813)(12)         430
                                          ----------       ----------     ----------        ---------
Net earnings (loss)                       $   (4,382)      $   (1,498)    $   (1,219)       $  (2,717)
                                          ==========       ==========     ==========        =========
Preferred stock dividends                                         274                             274
                                                           ----------                       ---------
Net earnings (loss) applicable to
   common stock                                            $   (1,772)                      $  (2,991)
                                                           ==========                       =========

Net earnings (loss) per common share                       $    (0.06)                      $   ($0.09)
                                                           ==========                       ==========
Weighted average number of shares
   outstanding                                             31,840,641                       31,840,641
                                                           ==========                       ==========


                            LAMAR ADVERTISING COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)


                                                                                                      ADJUSTMENTS      PRO FORMA
                                                                          PRO FORMA       PRO FORMA   FOR 1997 NOTE   COMBINED AS
                                              LAMAR          3M          ADJUSTMENTS      COMBINED     OFFERING         ADJUSTED
                                             -------   --------------    -----------      ---------   -------------   -----------

Cash                                        $  7,748      $              $(4,000)(18)    $  3,748       $  (574)(18)    $  3,174
Net receivables                               25,840        2,550                          28,390                         28,390
Other current assets                           8,757        1,958                          10,713                         10,713
                                            --------      -------        -------         --------       -------         --------
  Total current assets                        42,345        4,506         (4,000)          42,851          (574)          42,277
                                            --------      -------        -------         --------       -------         --------


Property, plant and equipment, net           280,603       13,516         13,932 (19)     308,051                        308,051
                                            --------      -------        -------         --------       -------         --------

Investment securities                            870                                          870                            870
Intangibles                                  195,874                      86,522 (20)     282,396         5,250(20)      287,646
Other assets                                   5,093          456                           5,549                          5,549
                                            --------      -------        -------         --------       -------         --------
   Total assets                             $524,785      $18,478        $96,454         $639,717       $ 4,676         $644,393
                                            ========      =======        =======         ========       =======         ========


Current maturities of long-term debt        $  4,161      $              $               $  4,161       $               $  4,161
Other current liabilities                     19,431          932                          20,363                         20,363
                                            --------      -------        -------         --------       -------         --------
                                              23,592          932              0           24,524             0           24,524
                                            --------      -------        -------         --------       -------         --------

Long-term debt                               412,982                     114,000 (21)     526,982         4,676(21)      531,658
Deferred income - Long term                      827                                          827                            827
Other liabilities                              2,147                                        2,147                          2,147
Deferred tax liability                        19,498                                       19,498                         19,498
                                            --------      -------        -------         --------       -------         --------
   Total Liabilities                         459,046          932        114,000          573,978         4,676          578,654
                                            --------      -------        -------         --------       -------         --------

Net assets acquired                                        17,546        (17,546)(22)
                                            --------      -------        -------         --------       -------         --------

Stockholders' equity                          65,739                                       65,739                         65,739
                                            --------      -------        -------         --------       -------         --------

   Total liabilities and
      stockholders' equity                  $524,785      $18,478        $96,454         $639,717       $ 4,676         $644,393
                                            ========      =======        =======         ========       =======         ========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)


     For purposes of determining the pro forma effect of the Transactions, the Recent Acquisitions, the 3M Acquisition and the 1997 Note Offering on the Company's unaudited Condensed Consolidated Statements of Earnings for the year ended October 31, 1996 and the six months ended June 30, 1997, the following adjustments have been made:

                                                                                  YEAR ENDED          SIX MONTHS
                                                                                OCTOBER 31, 1996     JUNE 30, 1997
                                                                                ----------------     -------------

(1)     To record the net effect on amortization expense related
        to the debt issuance fees for the November 1996 Note
        Offering and the elimination of amortization expense
        related to the November 1996 Tender Offer                                     $   125

(2) To eliminate historical interest expense related to the Senior Secured Notes and record interest expense on the 1996 Notes:

        Interest expense on 1996 Notes                     24,544

        Interest expense related to
        Senior Secured Notes                              (10,870)                     13,674
                                                          -------
(3)     To record incremental interest expense on the $20 million
        ten-year subordinated notes issued to existing
        shareholders at the time of the IPO in order to give
        effect as if the transaction had taken place at the
        beginning of the period and eliminate historical interest
        expense related to the Company's credit facility that was
        paid off at the time of the IPO                                                (1,934)

(4) To reclassify amounts in order to conform to the Company's presentation:

        Outdoor advertising, net                                                      $(3,405)             $(639)
        Other income                                                                     (109)                (4)
        Direct expenses                                                                 2,946                559
        General and administrative expenses                                            (5,653)              (914)
        Interest income                                                                   (24)                (4)
        Loss on disposition of assets                                                     281                  3
        Other expenses                                                                 (1,064)              (287)

(5)     To eliminate management fee income on Outdoor East
        historical financial statements that would not have been
        earned had the Outdoor East acquisition been consummated
        on November 1, 1995                                                              (100)

(6) To eliminate management fees charged by Penn's former parent company included in the historical financial statements that would not have existed had the transaction taken place in the beginning of the period:

        Direct expenses                                                                  (275)               (71)
        General and administrative                                                     (1,115)              (281)




(7)     Represents incremental amortization and depreciation due
        to the application of purchase accounting in recording
        the Recent Acquisitions. Depreciation and amortization
        are calculated using accelerated and straight line
        methods over the estimated useful lives of the assets                          $8,398             $1,709

(8)     Represents the net effect on interest expense resulting
        from (i) additional borrowings assumed in the
        acquisitions and (ii) the elimination of interest expense
        on debt not assumed in the acquisitions                                        (5,450)               (93)

(9)     To eliminate historical interest expense under the Senior
        Credit Facility and to record interest expense on the Notes at an effective rate of 8.725%:

           Interest expense on the Initial
           Offering                        17,334           8,667

           Interest expense under the Senior
           Credit Facility                (12,083)         (6,897)                      5,251               1,770
                                           -------          ------
(10)    The increase in amortizing debt issuance costs
        associated with the 1997 Note Offering                                            525                 262

(11)    To eliminate costs associated with the sale and
        reorganization of Outdoor East which would not have been
        incurred had the Outdoor East acquisition been
        consummated on November 1, 1995                                                  (716)

(12)    To record the tax effect on pro forma statements for:

           The Transactions                                                            (4,746)
           Recent Acquisitions                                                          1,339               (483)
           3M Acquisition                                                              (2,819)            (1,638)
           The 1997 Note Offering                                                      (2,310)              (813)

(13)    To eliminate interest income on the Company's historical
        financial statements that would not have existed had the
        Recent Acquisitions taken place at the beginning of the
        period                                                                                             1,049

(14) The accompanying pro forma results of operations do not give effect to the extraordinary loss on the extinguishment of debt of $9,526, net of income tax benefit of $6,351 for the year ended October 31, 1996

(15) To record (a) a decrease in payroll and payroll related costs in direct advertising and general and administrative expense categories due to the termination of employees in the following functions; and (b) the elimination of general corporate allocations not considered attributable to assets acquired as follows.

        Direct Advertising:
           Elimination of production and sales overhead
              functions and corporate overhead allocations                             (2,077)            (1,053)

           Elimination of national sales and marketing costs                           (1,194)              (486)
                                                                                       ------             ------

                Total direct advertising                                               (3,271)            (1,539)
                                                                                       ======             ======

        General and Administrative:
           Elimination of national office function, accounting and
              administrative personnel and corporate allocations                       (1,389)              (533)
                                                                                       ======             ======

(16)    Represents incremental amortization and depreciation due
        to the application of purchase accounting in recording
        the 3M acquisition.                                                     7,701             3,817
                                                                              =======         =========
(17)    Represents the incremental interest expense resulting
        from the borrowing of $114 million used to finance the 3M
        Acquisition, as if the transaction had taken place at the
        beginning of the period.                                                8,550             4,275
                                                                              =======         =========

         For purposes of determining the pro forma effect of the 3M Acquisition and the 1997 Note Offering on the Company's unaudited Condensed Consolidated Balance Sheet as of June 30, 1997, the following adjustments have been made:


                                                                                              ADJUSTMENTS
                                                                            PROFORMA            FOR THE
                                                                           ADJUSTMENTS     1997 NOTE OFFERING
                                                                           -----------     ------------------

(18)     Cash:
           Net proceeds from the 1997 Note Offering                                           $ 193,426
           To record cash used to pay off loans under the Senior
              Credit Facility                                                                  (194,000)
                                                                                              ---------
                                                                                                   (574)
                                                                                              =========
           To record cash used to finance the 3M Acquisition                  (4,000)
                                                                              =======

(19)     Property, Plant and Equipment, net
           To record the increase in property, plant and
              equipment from the allocation of the purchase
              price of the 3M Acquisition                                      13,932
                                                                              =======
(20)     Intangibles:
           To record capitalized fees of the Initial Offering                                     5,250
                                                                                              =========

           To record intangibles resulting from the allocation of the
              purchase price of the 3M Acquisition                             86,522
                                                                              =======
(21)     Long-term debt:

           To record payoff of loans under the Senior Credit Facility                          (194,000)
           To record effect of the issuance of the 1997 Notes                                   198,676
                                                                                              ---------
                                                                                                  4,676
                                                                                              =========
           To record the borrowings under the senior credit facility
           used to finance the 3M Acquisition.                                114,000
                                                                              =======
(22)     Net assets acquired:

           To eliminate historical net assets of 3M.                          (17,546)
                                                                              =======